Exhibit 10.35






                          SECURITIES PURCHASE AGREEMENT


                                  by and among


                         SOUTHHAMPTON ENTERPRISES CORP.
                         SOUTHHAMPTON ENTERPRISES, INC.
                             THE ANTIGUA GROUP, INC.


                                       and


                      THE CRUTTENDEN ROTH BRIDGE FUND, LLC


                             Dated as of May 7, 1997


                        Senior Subordinated Secured Note
                        Warrants to Purchase Common Stock


                              CRUTTENDEN ROTH, INC.
                                 Placement Agent
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1.        ISSUANCE OF SECURITIES. ...........................................  1
1.1       Authorization .....................................................  1
1.2       Purchase and Sale of Securities; the Closing ......................  2
1.3       Representations of the Purchaser ..................................  2
2.        REPRESENTATIONS OF ANTIGUA ........................................  3
2.1       Organization and Authority ........................................  3
2.2       Financial and Other Information ...................................  3
2.3       Capital Stock; Subsidiaries .......................................  4
2.4       Litigation, etc ...................................................  4
2.5       Application of Proceeds ...........................................  4
2.6       Outstanding Indebtedness ..........................................  4
2.7       Title to Collateral; Leases .......................................  5
2.8       Taxes .............................................................  5
2.9       Compliance with Other Instruments .................................  5
2.10      Governmental Authorizations, etc ..................................  5
2.11      Licenses, Permits, etc ............................................  6
2.12      Compliance with ERISA .............................................  6
2.13      Margin Regulations ................................................  6
2.14      Investment Company Act ............................................  6
2.15      Compliance with Law ...............................................  6
2.16      Environmental .....................................................  6
2.17      Maintenance of Insurance ..........................................  6
2.18      Proprietary Information ...........................................  7
2.19      Security Interest; Priority and Intercreditor Agreement ...........  7
2.20      Related-Party Transactions ........................................  7
2.21      Manufacturing and Marketing Rights ................................  7
2.22      Stock Purchase Agreement ..........................................  7
2.23      Disclosure ........................................................  8
3.        REPRESENTATIONS OF SOUTHHAMPTON ...................................  8
3.1       Organization and Authority ........................................  8
3.2       Financial and Other Information ...................................  8
3.3       Capital Stock; Subsidiaries .......................................  9
3.4       Litigation, etc ................................................... 10
3.5       Application of Proceeds ........................................... 10
3.6       Outstanding Indebtedness .......................................... 10
3.7       Title to Collateral; Leases ....................................... 10
3.8       Taxes ............................................................. 10
3.9       Compliance with Other Instruments ................................. 11
3.10      Governmental Authorizations, etc .................................. 11
3.11      Licenses, Permits, etc ............................................ 11
3.12      Compliance with ERISA ............................................. 11
3.13      Margin Regulations ................................................ 11
3.14      Investment Company Act ............................................ 11
3.15      Compliance with Law ............................................... 12
3.16      Environmental ..................................................... 12
3.17      Maintenance of Insurance .......................................... 12
3.18      Proprietary Information ........................................... 12
3.19      Security Interest; Priority and Intercreditor Agreement ........... 12
3.20      Related-Party Transactions ........................................ 12
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3.21      Manufacturing and Marketing Rights ................................ 13
3.22      Stock Purchase Agreement .......................................... 13
3.23      Disclosure ........................................................ 13
3.24      Commission Filings ................................................ 13
4.        REPRESENTATIONS OF SEI ............................................ 14
4.1       Organization and Authority ........................................ 14
4.2       Financial and Other Information ................................... 14
4.3       Capital Stock; Subsidiaries ....................................... 15
4.4       Litigation, etc ................................................... 15
4.5       Application of Proceeds ........................................... 15
4.6       Outstanding Indebtedness .......................................... 15
4.7       Title to Collateral; Leases ....................................... 16
4.8       Taxes ............................................................. 16
4.9       Compliance with Other Instruments ................................. 16
4.10      Governmental Authorizations, etc .................................. 16
4.11      Licenses, Permits, etc ............................................ 16
4.12      Compliance with ERISA ............................................. 17
4.13      Margin Regulations ................................................ 17
4.14      Investment Company Act ............................................ 17
4.15      Compliance with Law ............................................... 17
4.16      Environmental ..................................................... 17
4.17      Maintenance of Insurance .......................................... 17
4.18      Proprietary Information ........................................... 17
4.19      Security Interest; Priority and Intercreditor Agreement ........... 18
4.20      Related-Party Transactions ........................................ 18
4.21      Manufacturing and Marketing Rights ................................ 18
4.22      Stock Purchase Agreement .......................................... 18
4.23      Disclosure ........................................................ 18
5.        CONDITIONS PRECEDENT TO THE OBLIGATIONS OF PURCHASER .............. 19
5.1       Securities and Security Documents ................................. 19
5.2       Proceedings Satisfactory .......................................... 19
5.3       Other Securities and Related Transactions; Intercreditor
          Agreement ......................................................... 19
5.4       Security Agreements ............................................... 19
5.5       Stock Purchase Agreement; Capital Investment ...................... 19
5.6       Representations True, etc.; Compliance Certificate ................ 19
5.7       Opinion of Counsel ................................................ 20
5.8       Approval of VSE ................................................... 20
5.9       Commitment for Public Offering .................................... 20
6.        PREPAYMENT AND SUBORDINATION OF THE NOTE .......................... 20
6.1       Prepayment ........................................................ 20
6.2       Subordination ..................................................... 20
7.        FINANCIAL INFORMATION; COMPLIANCE CERTIFICATES;
          MAINTENANCE OF RECORDS ............................................ 21
8.        INSPECTION ........................................................ 21
8.1       Inspection ........................................................ 21
9.        COVENANTS ......................................................... 22
9.1       Payment of Note ................................................... 22
9.2       Guaranty of Payment ............................................... 22
9.3       Limitations on Distributions and Investments ...................... 22
9.4       Limitation on Indebtedness ........................................ 22
9.5       Limitations on Liens .............................................. 23
9.6       Observance of Statutes, Regulations and Orders .................... 23
9.7       Corporate Existence ............................................... 23
9.8       Taxes ............................................................. 23
9.9       Limitations on Transactions with Affiliates ....................... 23
9.10      Investment Company Act ............................................ 23
9.11      Maintenance of Properties ......................................... 23
9.12      Books and Records ................................................. 24
9.13      Maintenance of Insurance .......................................... 24
9.14      Accounting Changes ................................................ 25
9.15      Merger, Consolidation or Sale ..................................... 25
9.16      Change of Control ................................................. 25
9.17      Compliance with ERISA ............................................. 26
9.18      Employee Stock Option Plans ....................................... 26
9.19      Sale of Assets .................................................... 26
9.20      Restriction on Creation and Ownership of Subsidiaries;
          Restriction on Transfer of Subsidiary Interest .................... 26
9.21      Disclosure of Environmental Claims ................................ 26
9.22      Consolidated Capital Expenditures ................................. 26
9.23      Restricted Payments ............................................... 26
9.24      Preservation of Collateral ........................................ 27
9.25      Board Seat ........................................................ 27
9.26      Issuance of Additional Shares ..................................... 27
10.       DEFINITIONS ....................................................... 27
10.1      Definitions ....................................................... 27
10.2      Accounting Terms .................................................. 28
11.       EVENTS OF DEFAULT; REMEDIES ....................................... 28
11.1      Events of Default Defined; Acceleration of Maturity ............... 28
11.2      Suits for Enforcement ............................................. 30
11.3      Remedies Cumulative; Remedies Not Waived .......................... 30
11.4      Security Documents ................................................ 31
12.       REGISTRATION, TRANSFER AND EXCHANGE OF NOTE; LOST, ETC., NOTES .... 31
13.       AMENDMENT AND WAIVER .............................................. 31
13.1      Amendment and Waiver .............................................. 31
13.2      Effect of Amendment or Waiver ..................................... 31
14.       TAXES ............................................................. 31
15.       MISCELLANEOUS ..................................................... 32
15.1      Fees and Expenses ................................................. 32
15.2      Reliance on and Survival of Representations ....................... 32
15.3      Successors and Assigns ............................................ 32
15.4      Indemnification ................................................... 32
15.5      Notices ........................................................... 33
15.6      Counterparts ...................................................... 34
15.7      Governing Law ..................................................... 34
15.8      Arbitration ....................................................... 34
15.9      Waiver of Jury Trial .............................................. 34
15.10     Attorneys' Fees ................................................... 35
15.11     No Commissions .................................................... 35
15.12     Invalidity ........................................................ 35

                          SECURITIES PURCHASE AGREEMENT


         This Securities Purchase Agreement (the "Agreement") is entered into as of May 7, 1997 by and among Southhampton Enterprises Corp., a British Columbia, Canada corporation ("Southhampton"), Southhampton Enterprises, Inc., a Texas corporation ("SEI"), The Antigua Group, Inc., a Nevada corporation ("Antigua"), and The Cruttenden Roth Bridge Fund, LLC, a California limited liability company ("Purchaser"). Southhampton and Antigua are hereinafter sometimes collectively referred to as the "Issuers". Southhampton, SEI and Antigua are hereinafter sometimes collectively referred to as the "Loan Parties." In consideration of the mutual promises, representations, warranties, covenants and conditions set forth below, the parties agree as follows:

1.       ISSUANCE OF SECURITIES.

         1.1 Authorization. Antigua has duly authorized the issue of Antigua's Senior Subordinated Secured Note (the "Note") in the aggregate principal amount of $1,020,000, such Note to be in the form of Exhibit A, and Southhampton has duly authorized the issue of (i) a warrant (the "Warrant") in the form of Exhibit B to purchase an aggregate of 10% of that number of shares of Southhampton's Common Stock, no par value ("Southhampton Common Stock"), which will be outstanding immediately following consummation of the transactions contemplated by the Other Securities Documents (as defined below), on a fully-diluted basis, at an exercise price as provided in the Warrant, subject to adjustments set forth therein, and (ii) the Southhampton Common Stock issuable upon exercise of the Warrant. The Note shall mature, bear interest, be payable and otherwise be substantially in the manner provided herein and in Exhibit A. SEI and Southhampton shall each execute and deliver to Purchaser a guaranty agreement in substantially the form of Exhibit C pursuant to which Southhampton and SEI shall directly, primarily, absolutely and unconditionally guarantee the payment of the Note. Antigua shall execute and deliver to Purchaser a Security Agreement in substantially the form of Exhibit D, and Southhampton and SEI shall each execute and deliver to Purchaser a Security and Pledge Agreement in substantially the form of Exhibit E and Exhibit F, respectively, evidencing Purchaser's security interest in substantially all of the assets of Antigua, Southhampton and SEI ("Collateral"), including a security interest in all of the rights of SEI under the Stock Purchase Agreement dated May 7, 1997 (the "Stock Purchase Agreement"), pursuant to which SEI agreed to acquire all of the issued and outstanding stock of Antigua, together with UCC-1 Financing Statements evidencing the security interest in the Collateral (collectively the "Security Documents"). The Note and

Warrant, and the certificates and other instruments from time to time evidencing the Note and the Warrant, are herein sometimes collectively called the "Securities."

         In addition to the Note and Warrant which are being purchased by Purchaser pursuant to this Agreement, the Issuers and SEI have collectively authorized several other transactions and issuances of other securities (hereinafter, the "Other Securities"), relating to capital investments to be made to SEI and Antigua in connection with the Stock Purchase Agreement. The documents and agreements constituting the Other Securities are herein sometimes collectively the "Other Securities Documents".

         1.2 Purchase and Sale of Securities; the Closing. Antigua shall sell to Purchaser and, subject to the terms and conditions hereof, Purchaser shall purchase from Antigua, the Note at a price equal to 100% of the principal amount thereof, which shall be issued together with the Warrant, at an aggregate combined purchase price equal to $1,020,000, less amounts withheld in accordance with Section 15.1.

         The closing (the "Closing") of such purchase of the Securities and the closing of the purchase of the Other Securities shall take place concurrently at such other time as the parties hereto and thereto may mutually agree; provided, however, that if the Closing Date shall not have occurred within ten (10) Business Days after the date hereof, Purchaser's obligation to purchase and pay for the Note and Warrant, and the Issuers' respective obligations to sell the Note and Warrant hereunder, shall be terminated and Purchaser and the Issuers shall have no liability or further obligations hereunder.

         On the Closing Date, the Issuers will deliver to Purchaser at the offices of Stradling, Yocca, Carlson & Rauth in Newport Beach, California, the Note and Warrant, in the name of Purchaser or its nominee, duly executed and dated the Closing Date, against Purchaser's delivery to Antigua of immediately available funds in the amount of the purchase price.

         1.3 Representations of the Purchaser. Purchaser hereby represents and warrants to the Issuers that:

                  (a) The Purchaser is acquiring the Securities for its own account, not as a nominee or agent, for the purpose of investment, and not with a view to or for sale in connection with any distribution thereof in violation of the Securities Act of 1933 (the "Securities Act").

                  (b) The Purchaser has no present intention of selling, granting any participation in or otherwise distributing the Securities and Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant a participation to such person or to any third person, with respect to any of the Securities.

                  (c) Purchaser understands that the Securities at the time of issuance will not be registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act and that the Issuers' reliance on such exemption is predicated in part on Purchaser's representations set forth herein.

                  (d) Purchaser represents that Purchaser is experienced in evaluating and investing in companies in the development stage, Purchaser is able to fend for itself, Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Purchaser's investment in the Securities, and Purchaser has the ability to bear the economic risks of such investment.

                  (e) Purchaser understands that the Securities may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Securities or an available exemption from registration under the Securities Act, the Securities may need to be held indefinitely.

                  (f) Purchaser is a commercial finance lender duly licensed as such pursuant to Sections 22000 et seq. of the California Financial Code.

                  (g) The Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated by the Securities and Exchange Commission, as presently in effect.


2.       REPRESENTATIONS OF ANTIGUA.

         Antigua represents and warrants to Purchaser as of the date hereof and as of the Closing Date that:

         2.1 Organization and Authority. Antigua is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada, and has all requisite power and authority to own or hold under lease the property it purports to own or hold under lease and to transact the business it transacts and proposes to transact. Antigua has all requisite corporate power and authority to execute and deliver this Agreement, the Securities and the Security Documents and any other documents or agreements contemplated hereby and thereby, including the Other Securities and the Other Security Documents, to which Antigua is a party, to perform the obligations hereunder and thereunder and to consummate the transactions contemplated hereunder and thereunder. Antigua is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which the character of the properties owned or held under lease by it or the nature of the business transacted by it requires such qualification except in such jurisdictions, if any, in which the failure to be so qualified or in good standing will not have a material adverse effect upon Antigua.

         The execution, delivery and performance of this Agreement, the Securities and the Security Documents, the Other Securities and the Other Security Documents and any other documents or agreements to which Antigua is a party contemplated hereby and thereby, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized and approved by the Board of Directors of Antigua. Each of this Agreement, the Securities and the Security Documents, the Other Securities and the Other Security Documents and any other document or agreement to which Antigua is a party contemplated hereby or thereby has been (or on the Closing Date will have been) duly authorized, executed and delivered by, and each is (or, when duly executed and delivered on the Closing Date, will be) the valid and binding obligation of, Antigua, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws or by legal or equitable principles relating to or limiting creditors' rights generally.

         2.2 Financial and Other Information. Antigua has delivered to Purchaser copies of Antigua's balance sheets and related statements of operation, stockholders, equity and cash flows (including in each case the related schedules and notes) for the period ended December 31, 1996, (collectively, the "Antigua Financial Statements") attached hereto as Exhibit G.

         The Antigua Financial Statements fairly present the consolidated financial position of Antigua as of the respective dates of such balance sheet and the consolidated results of Antigua's operations for the period or periods covered by such statements of operations, consolidated stockholders' equity and cash flows, and have been prepared in accordance with the books and records of Antigua. Except as disclosed on Schedule 2.2, there are no material differences between the consolidated results of operations and consolidated financial position of Antigua as reflected in the Antigua Financial Statements and what the consolidated results of operations and consolidated financial position of Antigua would be were such Antigua Financial Statements prepared in accordance with generally accepted accounting principles.

         Since December 31, 1996, there have been no changes in the assets, liabilities, contingent or otherwise, or financial position of Antigua from that set forth in such balance sheet as of such date, other than changes in the ordinary course of business which have not, either individually or in the aggregate, been materially adverse to Antigua.

         As of their respective dates, none of the Antigua Financial Statements, this Agreement or any other document, certificate or written statement furnished to Purchaser by or on behalf of Antigua in connection with the transactions contemplated hereby contain any untrue statement of a material fact or omitted to state any material fact necessary to make the statements not misleading in light of the circumstances under which they were made.

         2.3 Capital Stock; Subsidiaries. The authorized capital stock of Antigua consists of 5,000,000 shares of Common Stock, $.0005 par value (the "Antigua Common Stock"). On the Closing Date, 2,074,600 shares of Antigua Common Stock, all of which will be directly and beneficially owned by SEI will be validly issued and outstanding and fully paid and nonassessable; and no shares of Antigua Common Stock will be outstanding or authorized for issuance pursuant to the exercise of stock options or warrants or otherwise.

         Antigua (i) does not own, beneficially or of record, any shares or capital stock of, or hold any other equity interest in, any Person, (ii) is not committed to purchase or acquire any such interest, and (iii) is not a participant in any joint venture, partnership or similar arrangement.

         Antigua does not have outstanding: (i) any capital stock or other securities convertible into or exchangeable for any of its capital stock or any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements (contingent or otherwise) providing for the issuance of, or any calls, commitments or claims of any character relating to, any of its capital stock or any securities convertible into or exchangeable for any of its capital stock; or (ii) any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of its capital stock or obligation evidencing the rights of the holders thereof to purchase any of its capital stock. There is not in effect on the date of this Agreement any agreement by Antigua pursuant to which any holders of securities of Antigua have a right to cause Antigua to register such securities under the Securities Act.

         2.4 Litigation, etc. Except as set forth on Schedule 2.4, there is no action, suit, proceeding or investigation pending or, to the knowledge of Antigua, currently threatened against Antigua which challenges the validity of this Agreement or the right of Antigua to enter into it, or to consummate the transactions contemplated hereby, or which might result, either individually or in the aggregate, in any material adverse changes in the assets, condition, affairs or prospects of Antigua, financially or otherwise, or any change in the current equity ownership of Antigua.

         2.5 Application of Proceeds. Antigua, SEI and Southhampton will apply the net proceeds of the sale of the Securities (after the payment of fees and expenses associated with the transaction) to fund a portion of the purchase price payable under the Stock Purchase Agreement.

         2.6 Outstanding Indebtedness. Schedule 2.6A sets forth a correct and complete list of all indebtedness of Antigua outstanding or existing on the date hereof and to be existing or outstanding on the Closing Date (the "Antigua Indebtedness") other than the Antigua Indebtedness created under or evidenced by the Note, this Agreement and the Security Documents, but including the indebtedness of Antigua under the Other Securities Documents, if any. With respect to each item of Antigua Indebtedness listed in Schedule 2.6A, Antigua has made available to Purchaser a true and complete copy of each instrument or agreement evidencing such Antigua Indebtedness or pursuant to which such Indebtedness was issued or secured (including each amendment, consent, waiver or similar instrument in respect thereof), as the same is in effect on the date hereof. Except as disclosed on
Schedule 2.6B, Antigua is not in monetary or other material default in the performance or observance of any of the terms, covenants or conditions contained in any instrument or agreement evidencing the Antigua Indebtedness listed in
Schedule 2.6A or pursuant to which such Antigua Indebtedness was issued or secured and has not requested any waiver in respect of any default and no event has occurred and is continuing which, with notice or the lapse of time or both, would constitute such a default.

         2.7 Title to Collateral; Leases. Except as reflected in Schedule 2.7A and the Antigua Financial Statements (defined in Section 2.2), and except (i) for liens for current taxes not yet delinquent, (ii) for liens imposed by law and incurred in the ordinary course of business for obligations not past due to carriers, warehousemen, laborers, materialmen and the like, and (iii) for liens in respect of pledges or deposits under workers' compensation laws or similar legislation (collectively, "Permitted Liens"), Antigua has good and marketable title to the Collateral and to all of its other property and assets, free and clear of all mortgages, liens, claims, and encumbrances. Antigua enjoys full and undisturbed possession under all leases necessary in any material respect for the operation of its business, which leases are listed on Schedule 2.7B (the "Leases"). None of the Leases contains any unusual or burdensome provisions that, individually or in the aggregate, are likely to materially impair the operation of the business of Antigua. The Leases are valid and subsisting and are in full force and effect. Antigua has delivered to Purchaser a true and complete copy of each of the Leases.

         2.8 Taxes. Except as disclosed on Schedule 2.8, Antigua has filed all tax returns which are required to have been filed by Antigua in any jurisdiction and have paid all taxes shown to be due and payable on such returns and other taxes and assessments payable by Antigua to the extent the same have become due and payable. Antigua knows of no proposed material tax assessment against Antigua and in the opinion of Antigua, all tax liabilities are adequately provided for on the books of Antigua.

         2.9 Compliance with Other Instruments. The consummation of the transactions contemplated by this Agreement and the execution, delivery and performance of the terms and provisions of this Agreement, the Securities and the Security Documents, the Other Securities and the Other Securities Documents, the Stock Purchase

Agreement, the Intercreditor Agreement executed concurrently herewith by and among LaSalle Business Credit, Inc., Thomas E. Dooley (as agent for the Antigua shareholders), Imperial Bank Arizona, Antigua and Purchaser (the "Intercreditor Agreement") or any other document or agreement contemplated hereby or thereby will not contravene, result in any breach of, constitute a default or require a consent under, or result in the creation of any lien (other than as contemplated in the Security Documents or the Other Securities Documents) in respect of any property of Antigua under, any material indenture, mortgage, deed of trust, bank loan or credit agreement, corporate charter, by-laws or other agreement or instrument to which Antigua is a party or by which Antigua or any of its properties may be bound or affected.

         2.10 Governmental Authorizations, etc. No consent, approval or authorization of, or registration, filing or declaration with, any governmental body is required for the validity of the execution and delivery, or for the performance by Antigua, of this Agreement, the Securities and the Security Documents, the Other Securities and the Other Securities Documents, the Stock Purchase Agreement, the Intercreditor Agreement or any other document or agreement or instrument contemplated hereby or thereby other than the (i) filing and recording of certain of the Security Documents and Other Securities Documents, (ii) forms required to be filed by the Securities and Exchange Commission pursuant to Regulation D, (iii) forms required by Section 25102(f) of the California Corporations Code or (iv) other "Blue Sky" filings.

         2.11 Licenses, Permits, etc. Antigua possesses all licenses, permits, franchises, authorizations, and similar authority required to conduct its business substantially as now conducted and as currently proposed to be conducted, without known conflict with the rights of others, and Antigua believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as presently planned to be conducted.

         2.12 Compliance with ERISA. Except as disclosed on Schedule 2.12A, all employee benefit plans maintained or contributed to by Antigua, or under which Antigua has any obligation or liability, are in substantial compliance with respect to both their terms and operation with the Internal Revenue Code of 1954, as amended, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and any and all other applicable laws. Except as disclosed in
Schedule 2.12B, Antigua does not have any pension, retirement or similar plans or obligations, whether of a legally binding nature or in the nature of an informal understanding.

         2.13 Margin Regulations. No part of the proceeds from the sale of the Securities or the Other Securities hereunder or thereunder will be used, directly or indirectly, for the purpose of buying or carrying any "margin stock" within the meaning of Regulation G of the Board of Governors of the Federal Reserve System (12 CFR 207), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve

Antigua in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). The assets of Antigua do not include any margin stock, and Antigua does not have any present intention of acquiring any margin stock.

         2.14 Investment Company Act. Antigua is not an investment company or a person directly or indirectly controlled by or acting on behalf of an investment company within the meaning of the Investment Company Act of 1940, as amended.

         2.15 Compliance with Law. To the best of its knowledge, Antigua has been, and on the Closing Date will continue to be, in compliance with all applicable laws (including duties imposed by common law), rules, regulations, orders, ordinances, judgments and decrees of all governmental authorities (federal, state, local and foreign) and all requirements imposed under building, zoning, occupational safety and health, pension, environmental control, toxic waste, fair employment, equal opportunity or similar laws, rules, regulations and ordinances.

         2.16 Environmental. To the best knowledge of Antigua, Antigua has obtained all licenses and permits which are required under applicable environmental laws in connection with all real estate owned or leased by them and the conduct of their respective business and operations. Each of such licenses and permits is in full force and effect and Antigua is in compliance in all material respects with the terms and conditions of all such licenses and permits and with any applicable environmental law.

         2.17 Maintenance of Insurance. Antigua maintains policies of insurance issued by responsible and reputable insurance companies or associations in such amounts and to cover such risks as are usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which Antigua operates.

         2.18 Proprietary Information. To the best of its knowledge, Antigua owns or possesses sufficient legal rights to all trade or service marks, copyrights, patents, processes, operation manuals, techniques, trade secrets and similar proprietary property and rights necessary for its business as now conducted and as proposed to be conducted, without any known conflict or infringement of the rights of others. To the extent applicable, set forth on
Schedule 2.18A are the permits, licenses and registrations to use the foregoing proprietary information. Except as set forth on Schedule 2.18B, Antigua has not received any communications alleging that it has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, or other proprietary rights of any other person or entity nor does Antigua have reason to believe that it has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, or other proprietary rights of any other person or entity.

         2.19 Security Interest; Priority and Intercreditor Agreement. Upon the due filing or recording in all places necessary to perfect and maintain the liens purported to be created by the Security Documents and the Other Securities Documents, the liens of the Security Documents and Other Securities Documents shall constitute fully perfected security interests in all right, title and interest of Antigua in and to the property described therein, in the order of priority set forth in the Intercreditor Agreement, prior to all other consensual security interests against such property or interests therein other than Permitted Liens.

         2.20 Related-Party Transactions. Except as set forth on Schedule 2.20, no employee, officer, stockholder or director of Antigua or member of his or her immediate family is indebted to Antigua, nor is Antigua indebted (or committed to make loans or extend or guarantee credit) to any of them, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of Antigua, and (iii) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of Antigua). To the best knowledge of Antigua, none of such persons has any direct or indirect ownership interest in any firm or corporation with which Antigua is affiliated or with which Antigua has a business relationship, or any firm or corporation that competes with Antigua, except that employees, stockholders, officers, or directors of Antigua and members of their immediate families may own stock in publicly traded companies that may compete with Antigua. To the best knowledge of Antigua, no officer, director, or stockholder or any member of their immediate families is, directly or indirectly, interested in any material contract with Antigua (other than as set forth on Schedule 2.20).

         2.21 Manufacturing and Marketing Rights. Set forth on Schedule 2.21 attached hereto is a list of the material license agreements to which Antigua is a party. As used herein, "material license agreement" shall mean one or more license agreements which individually or in the aggregate generate five percent (5%) or more of the revenues of Antigua.

         2.22 Stock Purchase Agreement. Antigua has executed a form of the Stock Purchase Agreement and delivered it to each other party thereto, and the Stock Purchase Agreement constitutes the valid and binding obligations of Antigua, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights of creditors generally.

         2.23 Disclosure. Neither this Agreement nor any Schedule hereto nor any certificate or other document referenced herein or therein and furnished to the Purchaser by Antigua contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein, in light of the circumstances under which they were made, not misleading. There is no material fact known to Antigua, or to the reasonable belief of Antigua, relating to the business, properties, affairs, operations, condition (financial or otherwise) or prospects of Antigua that materially adversely affects the same or materially adversely affects the ability of Antigua to perform its obligations under this Agreement, the Securities, the Security Agreement or any other document or agreement contemplated hereby or thereby that has not been disclosed to the Purchaser by Antigua. No claim made by the Purchaser that is based on an alleged breach of the representation and warranty contained in the preceding sentence shall result in liability of Antigua to the Purchaser if Antigua proves that the Purchaser had actual knowledge of the same material fact prior to the Closing under this Agreement, the burden of proof of such knowledge being on Antigua.

3.       REPRESENTATIONS OF SOUTHHAMPTON.

         Southhampton represents and warrants to Purchaser as of the date hereof and as of the Closing Date that:

         3.1 Organization and Authority. Southhampton is a corporation duly organized, validly existing and in good standing under the laws of the province of British Columbia, Canada and has all requisite power and authority to own or hold under lease the property it purports to own or hold under lease and to transact the business it transacts and proposes to transact. Southhampton has all requisite corporate power and authority to execute and deliver this Agreement, the Securities and the Security Documents and any other documents or agreements contemplated hereby and thereby, including the Other Securities and the Other Security Documents, to which Southhampton is a party, to perform the obligations hereunder and thereunder and to consummate the transactions contemplated hereunder and thereunder. Southhampton is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which the character of the properties owned or held under lease by it or the nature of the business transacted by it requires such qualification except in such jurisdictions, if any, in which the failure to be so qualified or in good standing will not have a material adverse effect upon Southhampton.

         The execution, delivery and performance of this Agreement, the Securities and the Security Documents, the Other Securities and the Other Security Documents and any other documents or agreements to which Southhampton is a party contemplated hereby and thereby, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized and approved by the Board of Directors of Southhampton. Each of this Agreement, the Securities and the Security Documents, the Other Securities and the Other Security Documents and any other document or agreement to which the Southhampton is a party contemplated hereby or thereby has been (or on the Closing Date will have been) duly authorized, executed and delivered by, and each is (or, when duly executed and delivered on the Closing Date, will be) the valid and binding obligation of, Southhampton, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws or by legal or equitable principles relating to or limiting creditors' rights generally.

         3.2 Financial and Other Information. Southhampton delivered to Purchaser copies of the Southhampton's balance sheets and related statements of operations, stockholders, equity and cash flows (including in each case the related schedules and notes) for the period ended December 31, 1996
(collectively, the "Southhampton Financial Statements") attached hereto as Exhibit H.

         The Southhampton Financial Statements fairly present the consolidated financial position of Southhampton as of the respective dates of such balance sheet and the consolidated results of Southhampton's operations for the period or periods covered by such statements of operations, consolidated stockholders' equity and cash flows, and have been prepared in accordance with the books and records of Southhampton. Except as disclosed on Schedule 3.2, there are no material differences between the consolidated results of operations and consolidated financial position of Southhampton as reflected in the Southhampton Financial Statements and what the consolidated results of operations and consolidated financial position of Southhampton would be were such Southhampton Financial Statements prepared in accordance with generally accepted accounting principles.

         Since December 31, 1996, there have been no changes in the assets, liabilities, contingent or otherwise, or financial position of Southhampton from that set forth in such balance sheet as of such date, other than changes in the ordinary course of business which have not, either individually or in the aggregate, been materially adverse to Southhampton and SEI, taken as a whole.

         As of their respective dates, none of the Southhampton Financial Statements, this Agreement or any other document, certificate or written statement furnished to Purchaser by or on behalf of Southhampton in connection with the transactions contemplated hereby contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements not misleading in light of the circumstances under which they were made.

         3.3 Capital Stock; Subsidiaries. The authorized capital stock of Southhampton consists of 100,000,000 shares of Southhampton Common Stock, no par value (the "Southhampton Common Stock"), and 30,000,000 shares of Preferred Stock, no par value (the "Southhampton Preferred Stock"). On the date hereof and on the Closing Date, only __________ shares of Southhampton Common Stock, and 5,250,000 shares of Southhampton Preferred Stock will be issued and outstanding on a fully-diluted basis, all of which shares have been duly and validly issued and are fully paid and nonassessable; and, except for the Warrant and except as set forth on Schedule 3.3A hereto, no shares of Southhampton Common Stock are or will be authorized for issuance pursuant to the exercise of the stock options and warrants or otherwise.

         Except for all of the issued or outstanding shares of SEI Common Stock (as defined in Section 4.3 below) and as otherwise set forth on Schedule 3.3B, Southhampton (i) does not own, beneficially or of record, any shares or capital stock of, or hold any other equity interest in, any Person, (ii) is not committed to purchase or acquire any such interest, or (iii) is not a participant in any joint venture, partnership or similar arrangement.

         Except as otherwise set forth on Schedule 3.3A, Southhampton does not have outstanding: (i) any capital stock or other securities convertible into or exchangeable for any of its capital stock or any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements (contingent or otherwise) providing for the issuance of, or any calls, commitments or claims of any character relating to, any of its capital stock or any securities convertible into or exchangeable for any of its capital stock; or (ii) any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of its capital stock or obligation evidencing the rights of the holders thereof to purchase any of its capital stock. Except as set forth in
Schedule 3.3C, there is not in effect on the date of this Agreement any agreement by Southhampton pursuant to which any holders of securities of Southhampton have a right to cause Southhampton to register such securities under the Securities Act.

         3.4 Litigation, etc. Except as set forth on Schedule 3.4, there is no action, suit, proceeding or investigation pending or, to the knowledge of Southhampton, currently threatened against Southhampton which challenges the validity of this Agreement or the right of Southhampton to enter into it, or to consummate the transactions contemplated hereby, or which might result, either individually or in the aggregate, in any material adverse changes in the assets, condition, affairs or prospects of Southhampton, financially or otherwise, or any change in the current equity ownership of Southhampton.

         3.5 Application of Proceeds. Southhampton, SEI and Antigua will apply the net proceeds of the sale of the Securities (after the payment of fees and expenses associated with the transaction) to fund a portion of the purchase price payable under the Stock Purchase Agreement.

         3.6 Outstanding Indebtedness. Schedule 3.6A sets forth a correct and complete list of all indebtedness of Southhampton outstanding or existing on the date hereof and to be existing or outstanding on the Closing Date (the "Southhampton Indebtedness") other than Southhampton Indebtedness created under or evidenced by this Agreement and the Security Documents, but including the indebtedness of Southhampton under the Other Securities Documents, if any. With respect to each item of Southhampton Indebtedness listed in Schedule 3.6A, Southhampton has made available to

Purchaser a true and complete copy of each instrument or agreement evidencing such Southhampton Indebtedness or pursuant to which such Southhampton Indebtedness was issued or secured (including each amendment, consent, waiver or similar instrument in respect thereof), as the same is in effect on the date hereof. Except as disclosed on Schedule 3.6B, Southhampton is not in monetary or other material default in the performance or observance of any of the terms, covenants or conditions contained in any instrument or agreement evidencing Southhampton Indebtedness listed in Schedule 3.6A or pursuant to which such Southhampton Indebtedness was issued or secured and has not requested any waiver in respect of any default and no event has occurred and is continuing which, with notice or the lapse of time or both, would constitute such a default.

         3.7 Title to Collateral; Leases. Except (i) as reflected in Schedule 3.7A, (ii) as reflected in the Southhampton Financial Statements (defined in
Section 2.2), and (iii) for Permitted Liens, Southhampton has good and marketable title to the Collateral and to all of its other property and assets, free and clear of all mortgages, liens, claims, and encumbrances. Southhampton enjoys full and undisturbed possession under all leases necessary in any material respect for the operation of its business, which leases are listed on
Schedule 3.7B (the "Leases"). None of the Leases contains any unusual or burdensome provisions that, individually or in the aggregate, are likely to materially impair the operation of the business of Southhampton. The Leases are valid and subsisting and are in full force and effect. Southhampton has delivered to Purchaser a true and complete copy of each of the Leases.

         3.8 Taxes. Except as disclosed on Schedule 3.8, Southhampton has filed all tax returns which are required to have been filed by Southhampton in any jurisdiction and has paid all taxes shown to be due and payable on such returns and other taxes and assessments payable by Southhampton to the extent the same have become due and payable. Southhampton knows of no proposed material tax assessment against Southhampton and in the opinion of Southhampton all tax liabilities are adequately provided for on the books of Southhampton.

         3.9 Compliance with Other Instruments. The consummation of the transactions contemplated by this Agreement and the execution, delivery and performance of the terms and provisions of this Agreement, the Securities and the Security Documents, the Other Securities and the Other Securities Documents, the Stock Purchase Agreement, the Intercreditor Agreement or any other document or agreement contemplated hereby or thereby will not contravene, result in any material breach of, constitute a material default or require a consent under, or result in the creation of any material lien (other than as contemplated in the Security Documents or the Other Securities Documents) in respect of any property of Southhampton under, any material indenture, mortgage, deed of trust, bank loan or credit agreement, corporate charter, by-laws or other agreement or instrument to which Southhampton is a party or by which Southhampton or any of its properties may be bound or affected.

         3.10 Governmental Authorizations, etc. No consent, approval or authorization of, or registration, filing or declaration with, any governmental body is required for the validity of the execution and delivery, or for the performance by Southhampton, of this Agreement, the Securities and the Security Documents, the Other Securities and the Other Securities Documents, the Stock Purchase Agreement, or any other document or agreement or instrument contemplated hereby or thereby other than the (i) filing and recording of certain of the Security Documents and Other Securities Documents, (ii) forms required to be filed by the Securities and Exchange Commission pursuant to Regulation D, (iii) forms required by Section 25102(f) of the California Corporations Code, (iv) other "Blue Sky" filings or (v) forms required to be filed with, or approvals to be received from, the Vancouver Stock Exchange ("VSE").

         3.11 Licenses, Permits, etc. Southhampton possesses all licenses, permits, franchises, authorizations, and similar authority required to conduct its business substantially as now conducted and as currently proposed to be conducted, without known conflict with the rights of others, and each believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as presently planned to be conducted.

         3.12 Compliance with ERISA. Except as disclosed on Schedule 3.12A, all employee benefit plans maintained or contributed to by Southhampton, or under which Southhampton has any obligation or liability, are in substantial compliance with respect to both their terms and operation with the Internal Revenue Code of 1954, as amended, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and any and all other applicable laws. Except as disclosed in Schedule 3.12B, Southhampton does not have any pension, retirement or similar plans or obligations, whether of a legally binding nature or in the nature of an informal understanding.

         3.13 Margin Regulations. No part of the proceeds from the sale of the Securities or the Other Securities hereunder or thereunder will be used, directly or indirectly, for the purpose of buying or carrying any "margin stock" within the meaning of Regulation G of the Board of Governors of the Federal Reserve System (12 CFR 207), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve Southhampton in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). The assets of Southhampton do not include any margin stock, and Southhampton does not have any present intention of acquiring any margin stock.

         3.14 Investment Company Act. Southhampton is not an investment company or a person directly or indirectly controlled by or acting on behalf of an investment company within the meaning of the Investment Company Act of 1940, as amended.

         3.15 Compliance with Law. Except as set forth on Schedule 3.15, to the best of its knowledge, Southhampton has been, and on the Closing Date will continue to be, in compliance with all applicable laws (including duties imposed by common law), rules, regulations, orders, ordinances, judgments and decrees of all governmental authorities (federal, state, local and foreign) and all requirements imposed under building, zoning, occupational safety and health, pension, environmental control, toxic waste, fair employment, equal opportunity or similar laws, rules, regulations and ordinances.

         3.16 Environmental. To the best knowledge of Southhampton, Southhampton has obtained all licenses and permits which are required under applicable environmental laws in connection with all real estate owned or leased by them and the conduct of their respective business and operations. Each of such licenses and permits is in full force and effect and Southhampton is in compliance in all material respects with the terms and conditions of all such licenses and permits and with any applicable environmental law.

         3.17 Maintenance of Insurance. Southhampton maintains policies of insurance issued by responsible and reputable insurance companies or associations in such amounts and to cover such risks as are usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which Southhampton operates.

         3.18 Proprietary Information. To the best of its knowledge, Southhampton owns or possesses sufficient legal rights to all trade or service marks, copyrights, patents, processes, operation manuals, techniques, trade secrets and similar proprietary property and rights necessary for its business as now conducted and as proposed to be conducted, without any known conflict or infringement of the rights of others. To the extent applicable, set forth on
Schedule 3.18A are the permits, licenses and registrations to use the foregoing proprietary information. Except as set forth on Schedule 3.18B, Southhampton has not received any communications alleging that it has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, or other proprietary rights of any other person or entity nor does Southhampton have reason to believe that it has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, or other proprietary rights of any other person or entity.

         3.19 Security Interest; Priority and Intercreditor Agreement. Upon the due filing or recording in all places necessary to perfect and maintain the liens purported to be created by the Security Documents and the Other Securities Documents, the liens of the Security Documents and Other Securities Documents shall constitute fully perfected security interests in all right, title and interest of Southhampton in and to the property described therein, in the order of priority set forth in the Intercreditor Agreement, prior to all other consensual security interests against such property or interests therein other than Permitted Liens.

         3.20 Related-Party Transactions. Except as set forth on Schedule 3.20, no employee, officer, stockholder or director of Southhampton or member of his or her immediate family is indebted to Southhampton, nor is Southhampton indebted (or committed to make loans or extend or guarantee credit) to any of them, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of Southhampton, and
(iii) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of Southhampton). To the best knowledge of Southhampton, none of such persons has any direct or indirect ownership interest in any firm or corporation with which Southhampton is affiliated or with which Southhampton has a business relationship, or any firm or corporation that competes with Southhampton, except that employees, stockholders, officers, or directors of Southhampton and members of their immediate families may own stock in publicly traded companies that may compete with Southhampton. To the best knowledge of Southhampton, no officer, director, or stockholder or any member of their immediate families is, directly or indirectly, interested in any material contract with Southhampton (other than as set forth on Schedule 3.20).

         3.21 Manufacturing and Marketing Rights. Set forth in Schedule 3.21 attached hereto is a list of the material license agreements to which Southhampton is a party. As used herein, "material license agreement" shall mean one or more license agreements which individually or in the aggregate generate five percent (5%) or more of the revenues of Southhampton.

         3.22 Stock Purchase Agreement. Southhampton has executed a form of the Stock Purchase Agreement and delivered it to each other party thereto, and the Stock Purchase Agreement constitutes the valid and binding obligations of Southhampton, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights of creditors generally.

         3.23 Disclosure. Neither this Agreement nor any Schedule hereto nor any certificate or other document referenced herein or therein and furnished to the Purchaser by Southhampton contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein, in light of the circumstances under which they were made, not misleading. There is no material fact known to Southhampton, or to the reasonable belief of Southhampton, relating to the business, properties, affairs, operations, condition (financial or otherwise) or prospects of Southhampton that materially adversely affects the same or materially adversely affects the ability of Southhampton to perform its obligations under this Agreement, the Securities, the Security Agreement or any other document or agreement contemplated hereby or thereby that has not been disclosed to the Purchaser by Southhampton. No claim made by the Purchaser that is based on an alleged breach of the representation and warranty contained in the preceding sentence shall result in liability of Southhampton to the Purchaser if Southhampton proves that the Purchaser had actual knowledge of the same material fact prior to the Closing under this Agreement, the burden of proof of such knowledge being on Southhampton.

         3.24 Commission Filings. Southhampton has previously delivered to Purchaser copies of all reports filed by Southhampton with the VSE since January 1, 1994, which constitute all reports required to be filed by Southhampton with the VSE since such date. Southhampton has not received any written request from the VSE to modify or supplement any such report. As of their respective dates, the documents and reports referred to above did not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Southhampton included in such documents and reports were prepared in accordance with Canadian generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects according to Canadian generally accepted accounting principles the financial position of Southhampton as of the date thereof and results of its operations and its cash flows for the periods then ended, in the case of the unaudited interim financial statements subject to normal year-end audit adjustments and the absence of complete footnote disclosures.

4.       REPRESENTATIONS OF SEI.

         SEI represents and warrants to Purchaser as of the date hereof and as of the Closing Date that:

         4.1 Organization and Authority. SEI is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas and has all requisite power and authority to own or hold under lease the property it purports to own or hold under lease and to transact the business it transacts and proposes to transact. SEI has all requisite corporate power and authority to execute and deliver this Agreement, the Securities and the Security Documents and any other documents or agreements contemplated hereby and thereby, including the Other Securities and the Other Security Documents, to which SEI is a party, to perform the obligations hereunder and thereunder and to consummate the transactions contemplated hereunder and thereunder. SEI is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which the character of the properties owned or held under lease by it or the nature of the business transacted by it requires such qualification except in such jurisdictions, if any, in which the failure to be so qualified or in good standing will not have a material adverse effect upon SEI.

         The execution, delivery and performance of this Agreement, the Securities and the Security Documents, the Other Securities and the Other Security Documents and any other documents or agreements to which SEI is a party contemplated hereby and thereby, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized and approved by the Board of Directors of SEI. Each of this Agreement, the Securities and the Security Documents, the Other Securities and the Other Security Documents and any other document or agreement to which the SEI is a party contemplated hereby or thereby has been (or on the Closing Date will have been) duly authorized, executed and delivered by, and each is (or, when duly executed and delivered on the Closing Date, will be) the valid and binding obligation of, SEI, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws or by legal or equitable principles relating to or limiting creditors' rights generally.

         4.2 Financial and Other Information. SEI has delivered to Purchaser copies of the SEI's balance sheets and related statements of operation, stockholders, equity and cash flows (including in each case the related schedules and notes) for the period ended December 31, 1996 (collectively, the "SEI Financial Statements") attached hereto as Exhibit I.

         The SEI Financial Statements fairly present the consolidated financial position of SEI as of the respective dates of such balance sheet and the consolidated results of the SEI's operations for the period or periods covered by such statements of operations, consolidated stockholders' equity and cash flows, and have been prepared in accordance with the books and records of SEI. Except as disclosed on Schedule 4.2, there are no material differences between the consolidated results of operations and consolidated financial position of SEI as reflected in the SEI Financial Statements and what the consolidated results of operations and consolidated financial position of SEI would be were such SEI Financial Statements prepared in accordance with generally accepted accounting principles.

         Since December 31, 1996, there have been no changes in the assets, liabilities, contingent or otherwise, or financial position of SEI from that set forth in such balance sheet as of such date, other than changes in the ordinary course of business which have not, either individually or in the aggregate, been materially adverse to SEI.

         As of their respective dates, none of the SEI Financial Statements, this Agreement or any other document, certificate or written statement furnished to Purchaser by or on behalf of SEI in connection with the transactions contemplated hereby contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements not misleading in light of the circumstances under which they were made.

         4.3 Capital Stock; Subsidiaries. The authorized capital stock of SEI consists of 10,000 shares of SEI Common Stock, no par value (the "SEI Common Stock"). On the date hereof and on the Closing Date, 1,000 shares of SEI Common Stock, all of which will be directly and beneficially owned by Southhampton, will be issued and outstanding on a fully-diluted basis, all of which shares have been duly and validly issued and are fully paid and nonassessable; and no shares of SEI Common Stock are or will be authorized for issuance pursuant to the exercise of the stock options and warrants or otherwise.

         Except for all of the issued or outstanding shares of Antigua Common Stock and as otherwise set forth on Schedule 4.3, SEI (i) does not own, beneficially or of record, any shares or capital stock of, or hold any other equity interest in, any Person, (ii) is not committed to purchase or acquire any such interest, or (iii) is not a participant in any joint venture, partnership or similar arrangement.

         SEI does not have outstanding: (i) any capital stock or other securities convertible into or exchangeable for any of its capital stock or any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements (contingent or otherwise) providing for the issuance of, or any calls, commitments or claims of any character relating to, any of its capital stock or any securities convertible into or exchangeable for any of its capital stock; or (ii) any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of its capital stock or obligation evidencing the rights of the holders thereof to purchase any of its capital stock. There is not in effect on the date of this Agreement any agreement by SEI pursuant to which any holders of securities of SEI have a right to cause SEI to register such securities under the Securities Act.

         4.4 Litigation, etc. Except as set forth on Schedule 4.4, there is no action, suit, proceeding or investigation pending or, to the knowledge of SEI, currently threatened against SEI which challenges the validity of this Agreement or the right of SEI to enter into it, or to consummate the transactions contemplated hereby, or which might result, either individually or in the aggregate, in any material adverse changes in the assets, condition, affairs or prospects of Southhampton, financially or otherwise, or any change in the current equity ownership of SEI.

         4.5 Application of Proceeds. SEI, Southhampton and Antigua will apply the net proceeds of the sale of the Securities (after the payment of fees and expenses associated with the transaction) to fund a portion of the purchase price payable under the Stock Purchase Agreement.

         4.6 Outstanding Indebtedness. Schedule 4.6A sets forth a correct and complete list of all indebtedness of SEI outstanding or existing on the date hereof and to be existing or outstanding on the Closing Date (the "SEI Indebtedness") other than Southhampton Indebtedness created under or evidenced by this Agreement and the Security Documents, but including the indebtedness of SEI under the Other Securities Documents, if any. With respect to each item of Southhampton Indebtedness listed in Schedule 4.6A, SEI has made available to Purchaser a true and complete copy of each instrument or agreement evidencing such SEI Indebtedness or pursuant to which such SEI Indebtedness was issued or secured (including each amendment, consent, waiver or similar instrument in respect thereof), as the same is in effect on the date hereof. Except as disclosed on Schedule 4.6B, SEI is not in monetary or other material default in the performance or observance of any of the terms, covenants or conditions contained in any instrument or agreement evidencing SEI Indebtedness listed in
Schedule 4.6A or pursuant to which such SEI Indebtedness was issued or secured and has not requested any waiver in respect of any default and no event has occurred and is continuing which, with notice or the lapse of time or both, would constitute such a default.

         4.7 Title to Collateral; Leases. Except (i) as reflected in Schedule 4.7A, (ii) as reflected in the SEI Financial Statements (defined in Section 2.2), and (iii) for Permitted Liens, SEI has good and marketable title to the Collateral and to all of its other property and assets, free and clear of all mortgages, liens, claims, and encumbrances. SEI enjoys full and undisturbed possession under all leases necessary in any material respect for the operation of its business, which leases are listed on Schedule 4.7B (the "Leases"). None of the Leases contains any unusual or burdensome provisions that, individually or in the aggregate, are likely to materially impair the operation of the business of SEI. The Leases are valid and subsisting and are in full force and effect. SEI has delivered to Purchaser a true and complete copy of each of the Leases.

         4.8 Taxes. Except as disclosed on Schedule 4.8, SEI has filed all tax returns which are required to have been filed by SEI in any jurisdiction and have paid all taxes shown to be due and payable on such returns and other taxes and assessments payable by SEI to the extent the same have become due and payable. SEI knows of no proposed material tax assessment against SEI and in the opinion of SEI all tax liabilities are adequately provided for on the books of SEI.

         4.9 Compliance with Other Instruments. The consummation of the transactions contemplated by this Agreement and the execution, delivery and performance of the terms and provisions of this Agreement, the Securities and the Security Documents, the Other Securities and the Other Securities Documents, the Stock Purchase Agreement, the Intercreditor Agreement or any other document or agreement contemplated hereby or thereby will not contravene, result in any breach of, constitute a default or require a consent under, or result in the creation of any lien (other than as contemplated in the Security Documents or the Other Securities Documents) in respect of any property of SEI under, any material indenture, mortgage, deed of trust, bank loan or credit agreement, corporate charter, by-laws or other agreement or instrument to which SEI is a party or by which SEI or any of its properties may be bound or affected.

         4.10 Governmental Authorizations, etc. No consent, approval or authorization of, or registration, filing or declaration with, any governmental body is required for the validity of the execution and delivery, or for the performance by SEI, of this Agreement, the Securities and the Security Documents, the Other Securities and the Other Securities Documents, the Stock Purchase Agreement, or any other document or agreement or instrument contemplated hereby or thereby other than the (i) filing and recording of certain of the Security Documents and Other Securities Documents, (ii) forms required to be filed by the Securities and Exchange Commission pursuant to Regulation D, (iii) forms required by Section 25102(f) of the California Corporations Code, or (iv) other "Blue Sky" filings.

         4.11 Licenses, Permits, etc. SEI possesses all licenses, permits, franchises, authorizations, and similar authority required to conduct its business substantially as now conducted and as currently proposed to be conducted, without known conflict with the rights of others, and each believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as presently planned to be conducted.

         4.12 Compliance with ERISA. Except as disclosed on Schedule 4.12A, all employee benefit plans maintained or contributed to by SEI, or under which SEI has any obligation or liability, are in substantial compliance with respect to both their terms and operation with the Internal Revenue Code of 1954, as amended, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and any and all other applicable laws. Except as disclosed in
Schedule 4.12B, SEI does not have any pension, retirement or similar plans or obligations, whether of a legally binding nature or in the nature of an informal understanding.

         4.13 Margin Regulations. No part of the proceeds from the sale of the Securities or the Other Securities hereunder or thereunder will be used, directly or indirectly, for the purpose of buying or carrying any "margin stock" within the meaning of Regulation G of the Board of Governors of the Federal Reserve System (12 CFR 207), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve SEI in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). The assets of SEI do not include any margin stock, and SEI does not have any present intention of acquiring any margin stock.

         4.14 Investment Company Act. SEI is not an investment company or a person directly or indirectly controlled by or acting on behalf of an investment company within the meaning of the Investment Company Act of 1940, as amended.

         4.15 Compliance with Law. Except as set forth on Schedule 4.15, to the best of its knowledge, SEI has been, and on the Closing Date will continue to be, in compliance with all applicable laws (including duties imposed by common law),  rules,  regulations,  orders,  ordinances,  judgments  and decrees of all governmental authorities (federal, state, local and foreign) and all requirements imposed under building, zoning, occupational safety and health, pension, environmental control, toxic waste, fair employment, equal opportunity or similar laws, rules, regulations and ordinances.

         4.16 Environmental. To the best knowledge of SEI, SEI has obtained all licenses and permits which are required under applicable environmental laws in connection with all real estate owned or leased by them and the conduct of their respective business and operations. Each of such licenses and permits is in full force and effect and SEI is in compliance in all material respects with the terms and conditions of all such licenses and permits and with any applicable environmental law.

         4.17 Maintenance of Insurance. SEI maintains policies of insurance issued by responsible and reputable insurance companies or associations in such amounts and to cover such risks as are usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which SEI operates.

         4.18 Proprietary Information. To the best of its knowledge, SEI owns or possesses sufficient legal rights to all trade or service marks, copyrights, patents, processes, operation manuals, techniques, trade secrets and similar proprietary property and rights necessary for its business as now conducted and as proposed to be conducted, without any known conflict or infringement of the rights of others. To the extent applicable, set forth on Schedule 4.18A are the permits, licenses and registrations to use the foregoing proprietary information. Except as set forth on Schedule 4.18B, SEI has not received any communications alleging that it has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, or other proprietary rights of any other person or entity nor does SEI have reason to believe that it has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, or other proprietary rights of any other person or entity.

         4.19 Security Interest; Priority and Intercreditor Agreement. Upon the due filing or recording in all places necessary to perfect and maintain the liens purported to be created by the Security Documents and the Other Securities Documents, the liens of the

Security Documents and Other Securities Documents shall constitute fully perfected security interests in all right, title and interest of SEI in and to the property described therein, in the order of priority set forth in the Intercreditor Agreement, prior to all other consensual security interests against such property or interests therein other than Permitted Liens.

         4.20 Related-Party Transactions. Except as set forth on Schedule 4.20, no employee, officer, stockholder or director of SEI or member of his or her immediate family is indebted to SEI, nor is SEI indebted (or committed to make loans or extend or guarantee credit) to any of them, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of SEI, and (iii) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of
SEI). To the best knowledge of SEI, none of such persons has any direct or indirect ownership interest in any firm or corporation with which SEI is affiliated or with which SEI has a business relationship, or any firm or corporation that competes with SEI, except that employees, stockholders, officers, or directors of SEI and members of their immediate families may own stock in publicly traded companies that may compete with SEI. To the best knowledge of SEI, no officer, director, or stockholder or any member of their immediate families is, directly or indirectly, interested in any material contract with SEI (other than as set forth on Schedule 4.20).

         4.21  Manufacturing  and  Marketing  Rights.  Except  as set  forth  in
Schedule 4.21, SEI has not granted rights to manufacture, produce, assemble, license, market, or sell its products to any other person and is not bound by any agreement that affects SEI's exclusive rights to develop, manufacture, assemble, distribute, market, or sell its products.

         4.22 Stock Purchase Agreement. SEI has executed a form of the Stock Purchase Agreement and delivered it to each other party thereto, and the Stock Purchase Agreement constitutes the valid and binding obligations of SEI, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights of creditors generally.

         4.23 Disclosure. Neither this Agreement nor any Schedule hereto nor any certificate or other document referenced herein or therein and furnished to the Purchaser by SEI contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein, in light of the circumstances under which they were made, not misleading. There is no material fact known to SEI, or to the reasonable belief of SEI, relating to the business, properties, affairs, operations, condition (financial or otherwise) or prospects of SEI that materially adversely affects the same or materially adversely affects the ability of SEI to perform its obligations under this Agreement, the Securities, the Security Agreement or any other document or agreement contemplated hereby or thereby that has not been disclosed to the Purchaser by SEI. No claim made by the Purchaser that is based on an alleged breach of the representation and warranty contained in the preceding sentence shall result in liability of SEI to the Purchaser if SEI proves that the Purchaser had actual knowledge of the same material fact prior to the Closing under this Agreement, the burden of proof of such knowledge being on SEI.

5.       CONDITIONS PRECEDENT TO THE OBLIGATIONS OF PURCHASER.

         The obligation of Purchaser to purchase and pay for the Securities to be purchased by it on the Closing Date shall be subject to the satisfaction on or before the Closing Date of the conditions hereinafter set forth, which conditions are solely for the Purchaser's benefit and may be waived only in writing by it.

         5.1 Securities and Security Documents. The Securities and the Security Documents shall have been duly executed and delivered by the parties thereto in the respective definitive forms of such documents approved by Purchaser. Arrangements which Purchaser, in Purchaser's sole discretion, deems satisfactory shall have been made for such instruments to be duly filed, delivered or recorded in all places necessary to perfect and maintain the liens respectively purported to be created thereby and all governmental charges payable in connection therewith shall have been paid (or payment shall have been provided for) in full, and shall be in full force and effect and no term or condition thereof shall have been amended, modified or waived without the prior written consent of Purchaser.

         5.2 Proceedings Satisfactory. All proceedings taken on or prior to the Closing Date in connection with the issuance of the Securities and the consummation of the transactions contemplated hereby and all documents and instruments relating thereto shall be reasonably satisfactory in form and substance to Purchaser and Purchaser's counsel; and Purchaser and Purchaser's counsel shall have received copies of such documents, instruments, and certificates of officers of the Issuers in form and substance reasonably satisfactory to Purchaser and Purchaser's counsel, all as Purchaser or they may reasonably request in connection therewith.

         5.3 Other Securities and Related Transactions; Intercreditor Agreement. The Purchaser shall have reviewed and approved the form, terms and provisions of all the Other Securities Documents, and such Other Securities Documents shall have been duly executed and delivered by the parties thereto in the respective forms so approved, and all transactions relating to the Other Securities shall have been consummated in accordance with the terms so approved. The Purchaser shall have reviewed and approved the Intercreditor Agreement, and such Intercreditor Agreement shall have been duly executed and delivered by the parties thereto in the respective forms so approved.

         5.4 Security Agreements. The Purchaser shall have received Security Agreements in substantially the forms of Exhibit D and E, duly executed by each of Antigua, SEI and Southhampton which evidence the security interests granted Purchaser in the assets of Antigua, SEI and Southhampton, respectively, to secure the obligations of Antigua under the Note and the guarantees by Southhampton and SEI of the obligations of Antigua as set forth herein and the Guaranties.

         5.5 Stock Purchase Agreement; Capital Investment. The Purchaser shall have reviewed and approved the terms and conditions of the Stock Purchase Agreement and all other documents and agreements to be executed in connection with the acquisition by SEI of all of the outstanding capital stock of Antigua. The Stock Purchase Agreement and all other such documents and agreements shall have been executed and delivered by all parties thereto, and SEI shall have acquired all of the outstanding stock of Antigua.

         5.6 Representations True, etc.; Compliance Certificate. All representations and warranties of the Loan Parties contained in Sections 2, 3 and 4 shall be true and not misleading, in each case on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date; each of the Loan Parties shall have performed all agreements on its part required to be performed under this Agreement on or prior to the Closing Date; no Default or Event of Default shall have occurred and be continuing; none of the Loan Parties shall have consolidated with, merged into, or sold, leased or otherwise disposed of its properties as an entirety or substantially as an entirety to any Person (except as contemplated in the Stock Purchase Agreement); all conditions specified in
Section 5 shall have been satisfied; and Purchaser shall have received (i) certificates signed by the Chairman of the Board of Directors, the President or the Principal Financial Officer of Antigua, SEI and Southhampton, respectively, dated the Closing Date, certifying to the effect specified in this Section, and
(ii) such other certificates and assurances reasonably requested by Purchaser.

         5.7 Opinion of Counsel. The Loan Parties shall provide Purchaser with the written legal opinions of Quarles & Brady, counsel to Antigua, Bonn, Luscher, Padden & Wilkins, counsel to SEI, and Tupper, Jonsson & Yeadon, counsel to Southhampton, addressed to the Purchaser and otherwise in forms and substance reasonably satisfactory to Purchaser.

         5.8 Approval of VSE. The Agreement and the issuance of the Warrant, to the extent required, shall have received the consent and approval of the VSE.

         5.9 Commitment for Public Offering. Southhampton shall have entered into a letter of intent with Cruttenden Roth, Inc., as lead underwriter, to commence as soon as practicable (in the discretion of Cruttenden Roth, Inc.) a public offering of securities to be issued by Southhampton; and Southhampton shall have paid Cruttenden Roth, Inc. all fees and expenses to be paid upon execution, and under the terms, of the letter of intent.

6.       PREPAYMENT AND SUBORDINATION OF THE NOTE.

         6.1 Prepayment. The Note shall not be subject to prepayment of principal except as set forth in the Note and in this Section 6. Interest on the Note shall be prepaid monthly in advance as provided therein. Upon notice given as provided below, Antigua, at its option, may prepay the Note in whole or in part at any time at par (less any prepaid but unaccrued interest as of the date of prepayment), without premium. In addition, if at any time there occurs a Refinancing (as defined in Section 10 below), then, within 15 business days of the consummation of such Refinancing, Antigua shall prepay the Note in whole, and not in part, at par (less any prepaid but unaccrued interest thereon as of the date of prepayment) without premium. Antigua will give written notice of prepayment of the Note pursuant to this Section 6.1 to Purchaser not less than ten (10) business days prior to the date fixed for such prepayment in such notice, which notice shall specify the amount so to be prepaid and the date fixed for such prepayment. Upon the giving of notice of any prepayment as provided in this Section, Antigua will prepay on the date therein fixed for prepayment the principal amount of the Note so to be prepaid as specified in such notice, unless such notice is revoked not later than three (3) days prior to the date fixed for prepayment therein.

         6.2 Subordination. Except as disclosed on Schedule 6.2, and except as provided for in the Subordination Agreement, dated as of May 7, 1997, by and between LaSalle Business Credit, Inc., Imperial Bank Arizona and Purchaser (the "Subordination Agreement")and the Intercreditor Agreement, the indebtedness evidenced by the Note shall not be subordinated to any existing or future debt of the Loan Parties.

7.       FINANCIAL INFORMATION; COMPLIANCE CERTIFICATES; MAINTENANCE OF RECORDS.

         Southhampton has or will engage an accounting firm from the group commonly known as the "Big Six" to audit and review its financial statements. Southhampton will furnish to Purchaser, so long as Purchaser shall hold the
Note:

                  (a) within thirty (30) days after the end of each month in each fiscal year, an unaudited consolidated balance sheet of Southhampton and the related consolidated statements of income and stockholders' equity, such consolidated balance sheet to be as of the end of such month and such statements of income and stockholders' equity to be for the month and, for the period from the beginning of the fiscal year to the end of such month, in each case with comparative statements (where available) for the corresponding period in the prior fiscal year;

                  (b) within forty-five (45) days after the end of each fiscal quarter in each fiscal year (other than the last fiscal quarter in each fiscal year), an unaudited consolidated balance sheet of Southhampton and the related consolidated statements of income, stockholders' equity and cash flows, such consolidated balance sheet to be as of the end of such fiscal quarter and such consolidated statements of income, stockholders' equity and cash flows to be for the fiscal quarter and for the period from the beginning of the fiscal year to the end of such fiscal quarter, in each case with comparative statements for the corresponding period in the prior fiscal year;

                  (c) within ninety (90) days after the end of each fiscal year, a consolidated balance sheet of Southhampton and the related consolidated
statements  of  income,   stockholders'  equity  and  cash  flows,  prepared  in
accordance with GAAP and audited by its independent public accountants, such consolidated balance sheet to be as of the end of such fiscal year and such consolidated statements of income, stockholders' equity and cash flows to be for the period from the beginning of the fiscal year to the end of such fiscal year, in each case with comparative statements for the prior fiscal year;

                  (d) promptly following receipt by Southhampton, each audit response letter, accountant's management letter and other written report submitted to Southhampton by its independent public accountants in connection with an annual or interim audit or review of the books of Southhampton;

                  (e) concurrently with sending or making available the same, all press releases, reports and financial statements that Southhampton sends or makes available to its shareholders generally or directors generally; and

                  (f) immediately upon becoming aware of (i) any Default, Event of Default or other default in the performance of any covenant, agreement or condition contained in this Agreement, the Securities or the Security Documents, or (ii) any Default or, Event of Default under any other Southhampton Indebtedness or Antigua Indebtedness, a certificate of the President, a Vice President or the Principal Financial Officer of Southhampton, specifying such Default, Event of Default or other default and the nature and status thereof.

8.       INSPECTION.

         8.1 Inspection. So long as Purchaser shall hold the Note, Purchaser and Purchaser's authorized representatives shall have the right to visit and inspect any of the properties of Southhampton, SEI and/or Antigua, to examine the books of account and records of Southhampton, SEI and/or Antigua, to be provided with copies and extracts therefrom (at Southhampton's expense), to discuss the affairs, finances and accounts of Southhampton, SEI and/ or Antigua with, and to be advised as to the same by, its and their officers and employees, and its independent public accountants (and Southhampton, SEI and/or Antigua authorizes such independent public accountants to discuss such Loan Parties' financial matters with Purchaser and Purchaser's representatives, regardless of whether any representative of such Loan Party is present), all upon reasonable prior notice and at such reasonable times and intervals as Purchaser may desire. Southhampton, SEI and Antigua will likewise afford Purchaser the opportunity to obtain any information, to the extent such Loan Party possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of any of the representations and warranties made by such Loan Party hereunder.

         Neither Purchaser nor its representatives shall (a) use any such information in any manner detrimental to Southhampton, SEI or Antigua, as the case may be, or (b) disclose, divulge, provide or make accessible any such information to any person or entity (other than limited disclosures to their representatives to the extent necessary to evaluate matters related solely to Southhampton, SEI or Antigua).

9.       COVENANTS.

         The Loan Parties jointly and severally covenant and agree that on and after the date hereof, so long as any Note shall be outstanding:

         9.1 Payment of Note. Antigua shall pay the principal of and interest on the Note on the dates and in the manner provided in the Note and this Agreement. The obligation of Antigua described in the preceding two (2) sentences is absolute and unconditional, irrespective of any tax or accounting treatment of such obligation.

         9.2  Guaranty  of  Payment.   Southhampton   and  SEI  shall  directly,
primarily, absolutely and unconditionally guarantee the payment of the Note in accordance with the terms of the form of Guaranty attached hereto as Exhibit C.

         9.3 Limitations on Distributions and Investments. Except to the extent necessary to make payments under indebtedness incurred in connection with the Other Securities Documents, none of the Loan Parties shall, directly or indirectly, (1) declare or pay any dividend or make any distribution on their capital stock or ownership interests (other than dividends payable in shares of such of its own equity securities as are not (a) entitled by their terms to any redemptions, dividends or other cash payments, or (b) cumulative or participating preferred stock), (2) redeem, retire, purchase or otherwise acquire for value any shares of any class of its own capital stock or ownership interests other than by the issuance of their own capital stock in exchange therefor, (3), except as otherwise provided in the Subordination Agreement, prepay, purchase, repurchase, redeem, defease or otherwise acquire or retire for value, prior to scheduled maturity, any indebtedness that is subordinated to the Note, other than in the ordinary course of business, or (4) make any Restricted Investments.

         9.4 Limitation on Indebtedness. None of the Loan Parties shall, directly or indirectly, create, incur, assume, guarantee, suffer to exist or otherwise in any manner become liable or commit to become liable with respect to any indebtedness, including, but not limited to pari passu indebtedness or indebtedness senior to the Note, except for (a) the Note, (b) indebtedness existing on the Closing Date which is set forth in Schedules 2.6, 3.6, or 4.6, respectively, and any extension of maturity, refinancing or modification of the terms thereof; provided, however, that (i) such extension, refinancing or modification is pursuant to terms that are not less favorable to the Loan Parties than the terms of the indebtedness being extended, refinanced or modified and (ii) after giving effect to the extension, refinancing or modification, the principal amount of such indebtedness is not greater than the amount of indebtedness outstanding immediately prior to such extension, refinancing or modification, and the obligors on such indebtedness have not changed; (c) additional indebtedness of the Loan Parties that at any time outstanding does not exceed an aggregate amount of (i) 85% of accounts receivable, (ii) 55% of inventory, and (iii) 80% of tangible assets, subject to the Purchaser's approval pursuant to Section 7.2 hereof; (d) existing indebtedness with respect to capital lease obligations including such capital lease obligations set forth on Schedules 2.7, 3.7 and 4.7 hereto; (e) indebtedness to trade creditors incurred in the ordinary course of business; and
(f) indebtedness that is subordinated to the Note.

         9.5 Limitations on Liens. None of the Loan Parties shall, directly or indirectly, create, incur, assume or suffer to exist or otherwise cause or suffer to become effective any lien of any kind, other than Permitted Liens.

         9.6 Observance of Statutes, Regulations and Orders. The Loan Parties shall remain at all times in material compliance with all statutes or other rules or regulations of any governmental body, including any environmental law, the violation of which might materially affect adversely the business, business prospects, properties, conditions (financial or otherwise) or operations of the Issuers or the ability of the Issuers to perform their respective obligations under this Agreement or the Securities and the Security Documents.

         9.7 Corporate Existence. The Loan Parties shall do or cause to be done all things necessary to preserve and keep in full force and effect their respective corporate existence in accordance with their rights (charter and statutory), licenses and franchises; provided, however, that none of the Loan Parties shall be required to preserve any such right, license or franchise if the respective Board of Directors shall determine in good faith in accordance with the respective charter that the preservation thereof is no longer desirable in the conduct of the business of the Loan Parties, taken collectively, and that the loss thereof is not adverse in any material respect to the Loan Parties or the value of the Securities.

         9.8 Taxes. The Loan Parties shall pay, prior to delinquency, all material taxes, assessments and governmental levies that may be imposed upon them except as contested in good faith and by appropriate proceedings.

         9.9  Limitations  on  Transactions  with  Affiliates.  None of the Loan
Parties shall make any payment to or investment in, or enter into any transaction with, any Affiliate, including, without limitation the purchase, sale or exchange of property or the rendering of any service, except pursuant to the reasonable requirements of their existing or proposed businesses, provided that such transaction is on terms comparable to those generally available on an arm's-length basis in equivalent transactions with third parties, as evidenced by a resolution of the disinterested members of the respective Boards of Directors adopted in good faith to that effect.

         9.10 Investment Company Act. None of the Loan Parties shall become an investment company subject to registration under the Investment Company Act of 1940, as amended.

         9.11 Maintenance of Properties. The Loan Parties shall maintain, preserve, protect and keep their properties in good repair, working order and condition (ordinary wear and tear excepted), and make necessary and proper repairs, renewals and replacements so that their business carried on in connection therewith may be properly conducted at all times consistent with past practices of the Loan Parties.

         9.12 Books and Records. The Loan Parties shall keep books and records that accurately reflect all of its material business affairs and transactions.

         9.13 Maintenance of Insurance. The Loan Parties shall, at all times, at their sole cost and expense, maintain insurance against loss or damage to the property and assets comprising their respective portion and share of the Collateral (as defined in the Security Documents) with responsible and reputable insurance companies or associations reasonably satisfactory to Purchaser, licensed to write insurance in the state where such Collateral is situated and which have a Best's rating of A or better, in such amounts and covering such risks as are usually carried by companies engaged in similar businesses and owning similar property in the same general area as the area in which such property is located including, without limitation, fire, public liability, property damage, miscellaneous equipment, inventory, comprehensive general and automobile liability, workers' compensation and employer's liability, and errors and omissions. Subject to the Intercreditor Agreement:

                           (i) All such insurance policies covering the Collateral shall name Antigua, SEI or Southhampton, as appropriate, as named insured and shall name Purchaser as additional named insured without Purchaser being liable for premiums or other costs or expenses. Each such policy shall provide for all losses to be paid to Antigua, SEI or Southhampton, as appropriate, and for losses to be adjusted with the insurer by Antigua, SEI or Southhampton; provided that, if the insurer shall have received written notice from Purchaser that an Event of Default has occurred and is continuing unremedied, any such payment for loss or destruction of or damage to the Collateral shall be paid directly to Purchaser and any such adjustments shall be made solely by Purchaser. All such insurance payments received by Purchaser while an Event of Default shall have occurred and be continuing unremedied shall be held or applied by Purchaser as provided in subsection (vii) of this Section 9.13.

                           (ii) The Loan Parties  shall furnish to the Purchaser
                  within ten (10) days of the date hereof insurance certificates, in form and substance satisfactory to Purchaser, evidencing compliance by the Issuers with the terms of this
                  Section 9.13.

                           (iii) At least thirty (30) days prior to the expiration of each such policy, the Loan Parties shall furnish Purchaser with evidence satisfactory to Purchaser of the payment of premium and the reissuance of a policy continuing insurance in force as required by this Agreement. All such policies or certificates shall contain a provision that such policies will not be canceled or materially amended, which term shall include any reduction in the scope or limits of coverage, without at least thirty (30) days' prior written notice by such insurer to Purchaser. In the event the Loan Parties fail to provide, maintain, keep in force or deliver and furnish to Purchaser the policies of insurance required by this Section 9.13, the Purchaser may, but shall not be obligated to, procure such insurance or single interest insurance for such risks covering Purchaser's interest, and the applicable Loan Party will pay all premiums thereon promptly upon demand by Purchaser, together with interest thereon at the rate then applicable to the advances made to the hereunder from the date of expenditure by Purchaser until reimbursement by the appropriate Loan Party.

                           (iv) All policies of insurance required to be furnished by the Loan Parties pursuant to this Section 9.13 shall have attached thereto the "Lender's Loss Payable Endorsement" or its equivalent, or a loss payable clause acceptable to Purchaser, for the benefit of Purchaser.

                           (v) The Loan  Parties  shall  observe and comply with
                  the requirements of all policies of insurance required to be maintained in accordance with this Agreement and shall so perform and satisfy the requirements of the companies writing such policies so that at all times companies of good standing satisfactory to Purchaser shall be willing to write and to continue such insurance.

                           (vi) Upon  request  by  Purchaser,  the Loan  Parties
                  shall furnish Purchaser a certificate of an officer of such Loan Parties containing a detailed list of the insurance policies of such Loan Parties required by or referred to in this Section 9.13 then outstanding and in force.

                           (vii) All insurance money received by Purchaser shall
                  be held by Purchaser to secure the performance by the Loan Parties of their obligations under this Agreement and the other Security Documents.

         9.14 Accounting Changes. The Loan Parties shall not in their respective consolidated financial statements, (i) make or permit any change in accounting principles or reporting practices, except as permitted by GAAP or (ii) change their respective fiscal years.

         9.15 Merger, Consolidation or Sale. None of the Loan Parties shall consolidate or merge with or into, or sell, transfer, lease or convey all or substantially all of its assets to, any Person other than pursuant to the terms of the Stock Purchase Agreement. Any such action will be construed as a "Change of Control" and shall be subject to the repurchase provisions contained in
Section 9.16.

         9.16 Change of Control. If at any time there is a Change of Control of any of the Loan Parties, other than as contemplated by the Stock Purchase Agreement, then the Loan Parties shall, within 30 days following the occurrence of any such event, send a notice to Purchaser offering to repurchase the Note at the par amount thereof, plus interest accrued and unpaid on the Note to the date of such repurchase. If Purchaser desires to accept such offer, Purchaser must advise the Loan Parties of such acceptance within 30 days of the date of receiving such notice. The Loan Parties shall then repurchase the Note so tendered for repurchase by Purchaser by paying the purchase price to Purchaser (or any person or persons designated by Purchaser in such acceptance notice), in immediately available funds, within five days of the Loan Parties' receipt of Purchaser's acceptance notice. As used herein, "Change of Control" shall mean
(i) the acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of the beneficial ownership of securities of any of the Loan Parties possessing more than fifty (50%) of the total combined voting power of all outstanding securities of any of the Loan Parties; (ii) a merger or consolidation in which any of the Loan Parties is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which any of the loan parties is incorporated; (iii) the sale, transfer or other disposition of all or substantially all of the assets of any of the Loan Parties; (iv) a complete liquidation or dissolution of any of the Loan Parties; or (v) any reverse merger in which any of the Loan Parties is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of any of the Loan Parties' outstanding securities are transferred to or acquired by a person or persons different from the persons holding those securities immediately prior to such merger.

         9.17 Compliance with ERISA. The Loan Parties shall not permit any ERISA affiliate to (i) terminate any Welfare Plan so as to result in any material liability of the Issuer or ERISA Affiliate to the PBGC, (ii) permit to exist any other event or condition that presents a material risk of such termination by the PBGC of any Welfare Plan, including, but not limited to, the occurrence of any Reportable Event, (iii) withdraw, or permit any ERISA Affiliate to incur any withdrawal liability with respect to any Multiemployer Plan or (iv) permit a Reportable Event to occur with respect to any Welfare Plan which would present a material risk to the Issuer of incurring a material liability on account of such Welfare Plan. All capitalized terms used in this section and not defined herein shall have the meanings ascribed thereto under ERISA or the Code.

         9.18 Employee Stock Option Plans. Antigua shall not authorize or issue options or rights to purchase any shares of its capital stock to any person or entity other than SEI; SEI shall not authorize or issue options or rights to purchase any shares of its capital stock to any person or entity other than Southhampton; and Southhampton shall not authorize the issuance of options to purchase more than ten percent (10%) of the outstanding shares of Southhampton Common Stock, on a fully-diluted basis, pursuant to any employee stock option plan or similar plan providing for the issuance to officers, directors or employees of or consultants to the Loan Parties or any of their Affiliates of options, warrants or other rights to purchase Southhampton Common Stock or Southhampton Preferred Stock.

         9.19 Sale of Assets. None of the Loan Parties shall sell, lease, transfer or dispose of any of its interest in its properties or assets, whether real, personal or mixed, or tangible or intangible, other than in the ordinary course of business consistent with prudent business practice (which includes the disposition in a commercially reasonable manner of equipment and inventory that is obsolete).

         9.20 Restriction on Creation and Ownership of Subsidiaries; Restriction on Transfer of Subsidiary Interest. None of the Loan Parties shall create or suffer to exist any subsidiary, unless the Loan Parties shall have obtained Purchaser's prior written consent. The Loan Parties shall not transfer, sell or otherwise hypothecate its interest in any subsidiary without the prior written consent of Purchaser.

         9.21 Disclosure of Environmental Claims. Each Loan Party shall provide Purchaser with written notice as to the existence of any environmental claim known to such Loan Party on or effecting any real property owned or leased by such Loan Party or on or affecting any real property upon which such Loan Party has a lien securing any indebtedness.

         9.22 Consolidated Capital Expenditures. None of the Loan Parties shall make or incur any capital expenditure which would cause the aggregate of all capital expenditures for the Loan Parties taken together in any 12-month period to be in excess of $3,500,000.

         9.23 Restricted Payments. None of the Loan Parties shall make (directly or indirectly) or cause or permit any Person controlled by the Loan Parties to make (directly or indirectly) any (i) Restricted Payment (as defined in Section
10.1 below) if the Restricted Payment would cause the aggregate of all Restricted Payments in any 12-month period to exceed fifty percent (50%) of the excess of the year-to-date aggregate net income of the Loan Parties over the aggregate of any Restricted Payments theretofore made by the Loan Parties during that year, or (ii) Restricted Investment (as defined in Section 10.1 below).

         9.24 Preservation of Collateral. The Loan Parties shall act at all times in such a manner as to preserve the value of the Collateral, and shall refrain from taking any action with respect to the Collateral that would have a material adverse effect on the value of the Note.

         9.25 Board Seat. The Loan Parties shall, within thirty (30) days after written request by Purchaser, take appropriate action, including, but not limited to, amendment of its certificate of incorporation and bylaws, to provide for an additional seat on its Board of Directors and elect a representative appointed by Purchaser to fill such board seat. The Loan Parties shall use their best efforts to re-elect such director or an alternative director appointed by Purchaser for as long a period of time as requested by Purchaser, not to exceed five years from the date hereof.

         9.26 Issuance of Additional Shares. In the event that, after the date hereof, it is determined that the aggregate issued and outstanding shares of Southhampton Common Stock, and any options, warrants or rights to purchase Southhampton Common Stock, are greater than the number of outstanding shares of Southhampton Common Stock, on a fully diluted basis, as reflected on Schedule 3.3, the number of shares of Southhampton Common Stock issuable upon exercise of the Warrant shall be adjusted such that the number of shares issuable upon exercise of the Warrant will equal the same percentage of the outstanding shares of Southhampton Common Stock on a fully diluted basis as of the date hereof.

10.      DEFINITIONS.

         10.1 Definitions. Except as otherwise specified or as the context may otherwise require, the following terms shall have the respective meanings set forth below whenever used in this Agreement:

         "Affiliate" means a Person (1) that directly or indirectly controls, or is controlled by, or is under common control with, the Issuers, (2) that beneficially owns ten percent (10%) or more of the voting securities of the Issuers, or (3) ten percent (10%) or more of the voting securities (or in the case of a Person that is not a corporation, ten percent ( 10%) or more of the equity interest) of which is owned by the Issuers. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         "Person" shall include an individual, a corporation, an association, a partnership, a trust or estate, a government, foreign or domestic, and any agency or political subdivision thereof, or any other entity.

         "Refinancing" shall mean any transaction, or series of transactions entered into (regardless of when consummated) within a consecutive 183 day period, pursuant to which the Loan Parties borrow funds, issue debt and/or equity securities or otherwise raise capital with gross proceeds to the Loan Parties of $3,000,000 or more.

         "Restricted Investment" shall mean any investment except:

                  (a) investments in property used or useful in the business of the Loan Parties;

                  (b) investments in direct obligations of the United States of America, or any agency thereof, which represents the full faith and credit of the United States of America, maturing in twelve (12) months from the date of origin thereof;

                  (c) investments, deposits, certificates of deposit or bankers' acceptances maturing within twelve (12) months from the date of origin thereof, issued by a bank or trust company organized under the laws of the United States of America or any state thereof, having capital, surplus and undivided profits of not less than $100,000,000;

                  (d) receivables or notes arising from the sale of goods and services in the ordinary course of business of the Loan Parties;

                  (e) investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

                  (f) investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of business;

                  (g) investments consisting of (i) compensation of employees, officers and directors of the Loan Parties so long as the Board of Directors determines that such compensation is in the best interests of the Loan Parties;
(ii) travel advances, employee relocation loans and other employee loans and advances in the ordinary course of business; (iii) loans to employees, officers or directors relating to the purchase of equity securities of the Loan Parties; and (iv) other loans to officers or employees approved by the Board of Directors, provided that the aggregate investments under subsections (iii) and
(iv) aforesaid shall not exceed $250,000 at any time; and

                  (h) other investments aggregating not in excess of $100,000 at any time.

         "Restricted  Payment"  shall mean (a) except as  otherwise  provided in
Section 9.3 above, any direct or indirect dividend or other distribution of assets, properties, cash, rights, obligations, partnership interests, limited liability company interests or securities paid, made, declared or authorized by the Loan Parties on or in respect of any class of such Loan Party's capital stock, (b) any direct or indirect payment by or on behalf of the Loan Parties in connection with the redemption, purchase, retirement or other acquisition of its capital stock, and (c) except as provided in the Subordination Agreement, the payment before maturity of any indebtedness that is subordinate to or pari passu with the Note.

         10.2 Accounting Terms. All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP, all computations made pursuant to this Agreement shall be made in accordance with GAAP, and all balance sheets and other financial statements shall be prepared in accordance with GAAP, except in the case of unaudited financial statements which are subject to year-end audit adjustments and the absence of footnotes.

11.      EVENTS OF DEFAULT; REMEDIES.

         11.1 Events of Default Defined; Acceleration of Maturity. If any of the following events ("Events of Default") shall occur and be continuing for the applicable periods set forth below (for any reason whatsoever and whether it shall be voluntary or involuntary or by operation of law or otherwise):

                  (a) default shall be made by Antigua in the payment of all or any portion of the principal of, or premium (if any) on, the Note when and as the same shall become due and payable, whether at stated maturity, by acceleration, by notice of prepayment or otherwise; or

                  (b) default shall be made by Antigua in the payment of any interest on the Note when and as such interest shall become due and payable, and such default shall have continued for a period of five (5) business days; or

                  (c) default shall be made by any of the Loan Parties in the performance or observance of any covenant contained in Sections 7 and 9 hereof;

                  (d) default shall be made by any of the Loan Parties in the performance or observance of any other covenant, agreement or condition contained in this Agreement or the Securities or the Security Documents or any indebtedness of the Loan Parties, including, but not limited to, the Other Securities, the Other Securities Documents or any other debt owed by the Loan Parties, whether such debt is senior or subordinate to the Note, and except as set forth in subsections (a), (b) and (c) of this Section 11.1, such default shall have continued for a period of ten (10) days after such default shall first have become known to the Loan Parties; provided, however, that if the nature of the default is such that it cannot reasonably be cured within said period, then the Loan Parties shall have such additional period of time as may reasonably be necessary (but in no event to exceed thirty (30) days) to effectuate such cure; or

                  (e) any of the Loan Parties shall (1) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property,
(2) be generally unable to pay its debts as such debts become due, (3) make a general assignment for the benefit of its creditors, (4) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (5) file a petition seeking to take advantage of any other law providing for the relief of debtors, (6) fail to controvert in a timely or appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under such Bankruptcy Code, (7) take any action under the laws of its jurisdiction of incorporation analogous to any of the foregoing, or (8) take any corporate action for the purpose of effecting any of the foregoing; or

                  (f) a proceeding or case shall be commenced, without the application or consent of the Loan Parties, in any court of competent jurisdiction, seeking (1) the liquidation, reorganization, dissolution, winding up, or composition or readjustment of the debts of the Loan Parties respectively, (2) the appointment of a trustee, receiver, custodian, liquidator or the like of the Loan Parties respectively or of all or any substantial part of their respective assets, or (3) similar relief in respect of the Loan Parties under any law providing for the relief of debtors, and such proceeding or case shall continue undismissed, or unstayed and in effect, for a period of sixty (60) days; or an order for relief shall be entered in an involuntary case under such Bankruptcy Code, against the Loan Parties, respectively; or action under the laws of the jurisdiction of incorporation of the Loan Parties analogous to any of the foregoing shall be taken with respect to the Loan Parties respectively and shall continue unstayed and in effect for any period of sixty (60) days; or

                  (g) a final judgment for the payment of money shall be rendered by a court of competent jurisdiction against the Loan Parties and the Loan Parties shall not discharge the same or provide for its discharge in accordance with its terms, or procure a stay of execution thereof within thirty
(30) days from the date of entry thereof and within said period of thirty (30) days, or such longer period during which execution of such judgment shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal, and such judgment together with all other such judgments shall exceed in the aggregate $50,000; or

                  (h) any representation or warranty made by the Loan Parties in this Agreement or any Security Document or in any certificate or other instrument delivered pursuant hereto or thereto or in connection with any provision hereof of thereof shall be false or incorrect in any material respect as of the date made; then, upon the occurrence of any Event of Default, the unpaid principal amount of the Note, together with the interest accrued thereon and all other amounts payable by the Issuers hereunder, shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Loan Parties.

         The provisions of this Section are subject, however, to the condition that if, at any time after the Note shall have so become due and payable, Antigua shall pay all arrears of interest on the Note and all payments on account of the principal of the Note which shall have become due otherwise than by acceleration, with interest on such principal and, to the extent permitted by law, on overdue payments of interest, at the rate specified in the Note and all Events of Default (other than nonpayment of principal of and accrued interest on Note, and amounts equal to premium as aforesaid, due and payable solely by virtue of acceleration) shall be remedied or waived pursuant to Section 13, then, and in every such case, the holder of such Note, by written notice to Antigua, may rescind and annul any such acceleration and its consequences; but no such action shall affect any subsequent Default or Event of Default or impair any right consequent thereon.

         11.2 Suits for Enforcement. If any Event of Default described in Subsection (a) or (b) of Section 11.1 above with respect to the Note, shall have occurred and be continuing, then the Purchaser may proceed to protect and enforce its rights, either by suit in equity or by action at law, or both, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the exercise of any power granted in this Agreement, or such holder may proceed to enforce the payment of all sums due upon the Note or to enforce any other legal or equitable right of such holder.

         Each of the Loan Parties covenants that, if it shall default in the making of any payment due under the Note or in the performance or observance of any agreement contained in this Agreement, it will pay to Purchaser such further amounts, to the extent lawful, as shall be sufficient to pay the costs and expenses of collection or of otherwise enforcing Purchaser's rights, including reasonable counsel fees and costs and expenses incurred in connection with any restructuring, refinancing, workout, bankruptcy or other similar transaction or proceeding. The obligations set forth in this paragraph shall survive the payment in full of the Note.

         11.3 Remedies Cumulative; Remedies Not Waived. No remedy herein conferred upon Purchaser is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. No course of dealing between the Issuers and Purchaser and no delay or failure in exercising any rights hereunder shall operate as a waiver of any rights of Purchaser.

         11.4 Security Documents. Each of the Loan Parties and the Purchaser hereby agree to the terms of the Security Documents and Purchaser and any assignee of the Note shall be bound thereby and by any amendments to such documents approved in accordance with this Agreement.

12. REGISTRATION, TRANSFER AND EXCHANGE OF NOTE; LOST, ETC., NOTES. Antigua will keep at its principal executive office a register in which, subject to such reasonable regulations as it may prescribe, but at its expense (other than transfer taxes, if any), it will provide for the registration and transfer of the Note.

         The Note may not be sold, transferred, pledged or hypothecated unless the proposed transaction does not require registration or qualification under federal or state securities laws or unless the proposed transaction is registered or qualified as required. Any transferee of the Note shall be deemed to have made the representations set forth in Section 1.3 of this Agreement.

         Upon receipt by Antigua of evidence satisfactory to it of the loss, theft, destruction or mutilation of the Note, and (in case of loss, theft or destruction) of indemnity reasonably satisfactory to it, upon surrender and cancellation of such Note or receipt of such indemnity, Antigua will make and deliver in lieu of such Note a new Note in the same denomination and dated as of the date to which interest has been paid thereon.

         Notwithstanding the foregoing provisions of this Section, if any certificate evidencing the Note is lost, stolen or destroyed, then the affidavit of a holder's Secretary or Assistant Secretary (or other responsible official), setting forth the circumstances with respect to such loss, theft or destruction, shall be accepted as satisfactory evidence thereof.

13.      AMENDMENT AND WAIVER.

         13.1 Amendment and Waiver. Any term, covenant, agreement or condition of this Agreement, the Note or the Security Documents may, with the written consent of the Loan Parties as authorized by their respective Board of Directors, be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument signed by the Purchaser.

         13.2 Effect of Amendment or Waiver. Any amendment or waiver pursuant to
Section 13.1 shall be binding upon the holder of the Note, upon each future holder of the Note and upon the Loan Parties, in each case whether or not a notation thereof shall have been placed on the Note.

14.      TAXES.

         The Loan Parties will pay all taxes (including interest and penalties), other than taxes imposed on the income of the holders of the Securities, which may be payable in respect of the execution and delivery of this Agreement or of the execution and delivery of any of the Securities or of any amendment of, or waiver or consent under or with respect to, this Agreement or any of the Securities and will save Purchaser and all subsequent holders of the Securities harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax. The obligations of the Issuers under this Section shall survive the payment of the Note and the exercise of the Warrant.

15.      MISCELLANEOUS.

         15.1 Fees and Expenses. The Loan Parties jointly and severally agree to pay Cruttenden Roth, Inc. upon the Closing Date a funding fee equal to five percent (5%) of the amount of the Note issued at the Closing, 3% of which shall be paid at the Closing and 2% of which shall be added to the principal amount of the Note. In addition, the Loan Parties agree, whether or not the transactions contemplated hereby are consummated, to pay all reasonable legal expenses incident to such transaction, or filing or recording of any financing statement, mortgage, security agreement, document or other instrument, with respect to this Agreement or any of the Securities or Security Documents. The obligations of the Loan Parties under this Section shall inure to the benefit of Cruttenden Roth, Inc. as a third party beneficiary of this Agreement and shall survive the payment of the Note and the exercise of the Warrant.

         The Loan Parties agree that Purchaser may withhold from the purchase price payable in accordance with Section 1.2 the funding fee and all other fees and expenses otherwise payable by the Loan Parties on the Closing Date in accordance with this Section 15.1 .

         15.2 Reliance on and Survival of Representations. All agreements, representations and warranties of the Loan Parties herein and in the Security Documents and in any certificates or other instruments delivered pursuant to this Agreement or the Security Documents shall (A) be deemed to be material and to have been relied upon by Purchaser, notwithstanding any investigation heretofore or hereafter made by Purchaser or on Purchaser's behalf, and (B) survive the execution and delivery of this Agreement and of the Securities, and shall continue in effect so long as any Security is outstanding; provided, however, that all statements as to factual matters contained herein shall be deemed to be representations and warranties by the Loan Parties hereunder solely as of the date of such representation or warranty.

         15.3 Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the Loan Parties, Purchaser and Purchaser's respective successors and assigns, and, in addition, shall inure to the benefit of and be enforceable by each person who shall from time to time be a holder of any portion of the Note. The Loan Parties may not assign their rights under this Agreement or Security Documents.

         15.4 Indemnification. The Loan Parties agree to defend (with counsel reasonably satisfactory to Purchaser), protect, indemnify and hold harmless Purchaser, each affiliate or subsidiary of Purchaser, and each of their respective officers, directors, employees, attorneys and agents (each an "Indemnified Party") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature (including, without limitation, the disbursements and the reasonable fees of counsel for each Indemnified Party in connection with any investigative, administrative or judicial proceeding, whether or not the Indemnified Party shall be designated a party thereto), which may be imposed on, incurred by, or asserted against, any Indemnified Party (whether direct, indirect or consequential and whether based on any federal, state or local laws or regulations including, without limitation, securities, environmental and commercial laws and regulations, under common law or in equity, or based on contract or otherwise) in any manner relating to or arising out of this Agreement, the Securities and the Securities Agreement, the Other Securities and the Other Securities Agreement, the Stock Purchase Agreement, the Intercreditor Agreement, the Subordination Agreement or any other agreement, act, event or transaction related or attendant thereto; provided, however, that the Loan Parties shall not have any obligation hereunder to any Indemnified Party with respect to matters caused by or resulting from the willful misconduct or gross negligence of such Indemnified Party. To the extent that the undertaking to indemnify set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Loan Parties shall satisfy such undertaking to the maximum extent permitted by applicable law. Any liability, obligation, loss, damage, penalty, cost or expense covered by this indemnity shall be paid to each Indemnified Party on demand, and, failing prompt payment, shall, together with interest thereon from the date incurred by each Indemnified Party until paid by Loan
Parties, be added to the Obligations of Issuers and be secured by the Collateral. The provisions of this Section 15.4 shall survive the satisfaction and payment of the other obligations herein and the termination of this Agreement.

         15.5 Notices. All notices and other communications provided for in this Agreement shall be in writing and delivered, telecopied or mailed, first class postage prepaid, addressed:

                           (i)  if to Antigua:

                                THE ANTIGUA GROUP, INC.
                                9319 North 94th Way
                                Scottsdale, Arizona 85258
                                Attention: L. Stephen Haynes
                                           Gerald K. Whitley
                                Telephone: (602) 860-1444
                                Telecopy:  (602) 860-9609

                           (ii) if to Southhampton:

                                SOUTHHAMPTON ENTERPRISES, CORP.
                                9211 Diplomacy Row
                                Dallas, Texas 75247
                                Attention:  L. Steven Haynes
                                Telephone: (214) 631-7290
                                Telecopy:  (214) 631-7297

                           (ii) if to SEI:

                                SOUTHHAMPTON ENTERPRISES, INC.
                                9211 Diplomacy Row
                                Dallas, Texas 75247
                                Attention:  L. Steven Haynes
                                Telephone: (214) 631-7290
                                Telecopy:  (214) 631-7297

                           (iv) if to  Purchaser,  at the  address  set forth on
Purchaser's  signature  page and as may be  designated by notice to the Issuers;
and

                           (v) if to any subsequent holder of the Securities, to
the address as may be hereafter specified by notice to the Issuers.

         Any such notice or communication shall be deemed to have been duly given when delivered, telecopied or mailed as aforesaid.

         15.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         15.7 Governing Law. This Agreement and the Note and (unless otherwise provided) all amendments, supplements, waivers and consents relating hereto or thereto shall be governed by and construed in accordance with the laws of the State of California without regard to principles of conflicts of law.

         15.8 Arbitration. The parties hereto agree that in the event of any dispute arising in connection with the construction or enforcement of this Agreement or in connection with the issuance of the Securities, such dispute shall be submitted to arbitration, such arbitration proceedings to be held in Orange County, California, in accordance with the rules then obtaining of the National Association of Securities Dealers, Inc., and this agreement to arbitrate shall be specifically enforceable. Any award rendered in any such arbitration proceeding shall be final and binding on each of the parties, and judgment may be entered thereon in the Superior Court of the State of California for the County of Orange or any other court of competent jurisdiction; provided, however, that the arbitrators shall be required to follow the law and any errors of law shall be appealable to the Orange County Superior Court or to a reference proceeding under the rules thereof. The costs and fees of any such arbitration proceeding shall be borne by the respective parties thereto, but the arbitrators may in their discretion award costs and reasonable attorneys' fees to the prevailing party. Notwithstanding any of the foregoing, this Section 15.8 shall not apply to the enforcement by any holder of any of the Securities of its rights thereunder at law or in equity in the event of an actual or alleged default by Company of its obligations under the Note or under the Warrant, as the case may be.

         15.9 Waiver of Jury Trial. PURCHASER, EACH SUBSEQUENT HOLDER OF A SECURITY, BY ITS ACCEPTANCE THEREOF, AND THE LOAN PARTIES, EACH HEREBY AGREE TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE SECURITIES, OR ANY OTHER AGREEMENTS RELATING TO THE SECURITIES OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION. The scope of this waiver is intended to be all encompassing of any and all disputes that may be filed in any court, which are not submitted to arbitration pursuant to Section 15.8 hereof, and that relate to the subject matter of this transaction, including without limitation, contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Purchaser and the Loan Parties each acknowledge that this waiver is a material inducement to enter into a business relationship, that each has already relied on the waiver in entering into this Agreement, and that each will continue to rely on the waiver in their related future dealings. Purchaser and the Loan Parties further represent and warrant that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE SECURITIES, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE SECURITIES. In the event of litigation, this Agreement may be filed as a written consent to a trial by the Court.

         15.10 Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys, fees (including any fees incurred in any appeal) in addition to its costs and expenses and any other available remedy.

         15.11 No Commissions. Except for the fee payable to Cruttenden Roth, Inc. and referred to in Section 15.1 above, the Loan Parties hereby represent and warrant to Purchaser that no Person is entitled to any brokerage commission, finders' fee or other compensation arising out of or connected with the transactions contemplated by this Agreement.

         15.12 Invalidity. The invalidity of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement or of this Agreement as a whole.

         IN WITNESS WHEREOF, this Securities Purchase Agreement is executed as of the date first above written.

ANTIGUA:                                THE ANTIGUA GROUP, INC.
                                        a Nevada corporation


                                        By: /s/ Gerald K. Whitley
                                             Its:     Vice President - Finance


SOUTHHAMPTON:                           SOUTHHAMPTON ENTERPRISES CORP.
                                        a British Columbia, Canada corporation


                                        By: /s/ Thomas E. Dooley, Jr.
                                             Its:     President


SEI:                                    SOUTHHAMPTON ENTERPRISES, INC.
                                        a Texas corporation


                                        By:     /s/ Thomas E. Dooley, Jr.

                                                 Its:     Secretary


PURCHASER:                              THE CRUTTENDEN ROTH BRIDGE FUND, LLC
                                        a California limited liability company


                                        By:     /s/ Shelly Singhal
                                                 Name: Shelly Singhal
                                                 Title: Manager

                                        Address for Notices and Payments:

                                        The Cruttenden Roth Bridge Fund, LLC
                                        c/o Cruttenden Roth Incorporated
                                        18301 Von Karman
                                        Irvine, California 92715-1009
                                        Attention: Mr. Shelly Singhal
                                        Telephone: (714) 757-5700
                                        Telecopy: (714) 852-9603

With a copy to:                         Stradling, Yocca, Carlson & Rauth
                                        660 Newport Center Drive, Suite 1600
                                        Newport Beach, California  92660
                                        Attention:  Nick E. Yocca, Esq.
                                        Telephone: (715) 725-4000
                                        Telecopy: (714) 725-4100

Exhibits

Exhibit A Form of Note
Exhibit B Form of Warrant
Exhibit C Guaranty Agreement
Exhibit D Security Agreement
Exhibit E Security and Pledge Agreement (Southhampton)
Exhibit F Security and Pledge Agreement (SEI)
Exhibit G Financial Statements of Antigua
Exhibit H Financial Statements of Southhampton
Exhibit I Financial Statements of SEI